UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2024

CRONOS GROUP INC.
(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-38403	N/A
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

111 Peter Street, Suite 300
Toronto, Ontario	M5V 2H1
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (416) 504-0004

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value	CRON	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.
Cronos Group Inc. (the “Company”) held its 2024 Annual Meeting of Shareholders on June 20, 2024 (the “Meeting”). The proposals voted upon at the Meeting and the final results of the shareholder vote on each proposal are set forth below. Each of the proposals is summarized in greater detail in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 26, 2024.
Proposal No. 1: Election of Directors

Name of Nominee	For	Withheld	Broker Non-Votes
Jason Adler	215,118,391	3,654,113	55,324,748
Murray Garnick	215,949,040	2,823,464	55,324,748
Michael Gorenstein	204,416,959	14,355,545	55,324,748
Kamran Khan	207,976,756	10,795,748	55,324,748
Dominik Meier	208,048,529	10,723,975	55,324,748
James Rudyk	215,011,800	3,760,704	55,324,748
Elizabeth Seegar	205,934,088	12,838,416	55,324,748
Proposal No. 2: Adoption of an advisory (non-binding) resolution to approve the compensation of the Company’s named executive officers

For	Against	Abstained	Broker Non-Votes
210,439,269	8,014,121	319,114	55,324,748
Proposal No. 4: Approval of the adjournment of the Meeting to a later date, if necessary, to permit the Company to complete the search for a successor auditor

For	Against	Abstained	Broker Non-Votes
216,656,929	1,730,810	384,765	55,324,748
At the time of the Meeting, the Company had not completed its process to identify, and make a recommendation with respect to the appointment by the shareholders of, a successor independent auditor. Accordingly, Proposal No. 3 regarding the appointment of an independent registered public accounting firm to serve as the Company’s independent auditor for the fiscal year ending December 31, 2024 and to authorize the Board of Directors of the Company (the “Board”) to fix the independent auditor’s remuneration, was not presented to shareholders and, with the approval of the shareholders, the Meeting was adjourned to permit the Company to complete the search for a successor auditor. At the reconvened Meeting, shareholders will be asked to vote on the appointment of the successor independent auditor and the authorization of the Board to fix the successor independent auditor’s remuneration. Once a successor auditor is identified, the Company will disseminate to shareholders information regarding the identity of the proposed independent registered public accounting firm to serve as the Company’s independent auditor and to audit the consolidated financial statements of the Company of and for the fiscal year ending December 31, 2024, together with information regarding the reconvened Meeting.
Forward Looking Statements
This Current Report on Form 8-K may contain information that may constitute “forward-looking information” or “forward-looking statements” within the meaning of applicable Canadian and U.S. securities laws and court decisions (collectively, “Forward-looking Statements”). All information contained herein that is not clearly historical in nature may constitute Forward-looking Statements. In some cases, Forward-looking Statements can be identified by the use of forward-looking terminology such as “may”, “will”, “expect”, “plan”, “anticipate”, “intend”, “potential”, “estimate”, “believe” or the negative of these terms, or other similar expressions intended to identify Forward-looking Statements. Some of the Forward-looking Statements contained in this Current Report on Form 8 K include statements about the Company’s intention to identify and recommend the appointment by the shareholders of a successor independent auditor and reconvene the Meeting. Forward-looking Statements are necessarily based upon a number of estimates and assumptions that, while considered reasonable by management, are inherently subject to significant business, economic and competitive risks, financial results, results, performance or achievements expressed or implied by those Forward-looking Statements and the Forward-looking Statements are not guarantees of future performance. A discussion of some of the material risks applicable to the Company can be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, and quarterly report on Form 10-Q for the quarter ended March 31, 2024, which have been filed on SEDAR+ and EDGAR and can be accessed at www.sedarplus.com and www.sec.gov/edgar, respectively. Any Forward-looking Statement included in this Current Report on Form 8-K is made as of the date of this Current Report on Form 8-K and, except as required by law, the Company disclaims any obligation to update or revise any Forward-looking Statement. Readers are cautioned not to put undue reliance on any Forward-looking Statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRONOS GROUP INC.

Dated: June 21, 2024	By:	/s/ Michael Gorenstein
Name: Michael Gorenstein
Title: President and Chief Executive Officer